UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2007

SYNTROLEUM CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4322 South 49th West Avenue Tulsa, Oklahoma	74107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to the Fourth Amendment Deed to the Share Sale and Purchase Agreement dated January 19, 2007 between Syntroleum International Corporation (“Syntroleum International”), a direct wholly owned subsidiary of Syntroleum Corporation (“Syntroleum”), and Syntroleum and African Energy Equity Resources Limited (“AEER”), a direct wholly owned subsidiary of Energy Equity Resources (Norway) Limited (“EERNL”), and EERNL, AEERL was to have paid Syntroleum International by August 31, 2007 the sum of $7,171,802 plus interest from May 9, 2007 on such amount (the “Remaining Debt”). Syntroleum International did not receive the payment on August 31, 2007 as required by the Fourth Amendment Deed. The parties continue to negotiate in good faith for the payment of the Remaining Debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNTROLEUM CORPORATION

(Registrant)

Date: September 7, 2007

By: /s/ Richard L. Edmonson

Richard L. Edmonson
Senior Vice President, General Counsel and
Corporate Secretary

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